EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert P. Munn, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Unicorp, Inc. on Form 10-QSB/A Amendment No. 1 for the quarterly period ended March 31, 2007, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB/A Amendment No. 1 fairly presents in all material respects the financial condition and results of operations of Unicorp, Inc.

Date: October 9, 2007

By: _/s/ Robert P. Munn__________________________
    Robert P. Munn
    Chief Executive Officer